Exhibit 99.1

Press Release
FOR IMMEDIATE RELEASE

Contact: Juna Rowland
Director – Corporate & Investor Relations
(240) 313-1816, ir@jlg.com

STRONG PRODUCT DEMAND DRIVES JLG’S REVENUES UP 55 PERCENT
Operating margin doubles in third quarter

     MCCONNELLSBURG, PA, MAY 20, 2004 – JLG Industries, Inc. (NYSE: JLG) announced today consolidated revenues for the third quarter ended April 30, 2004 of $318.7 million, which represented a 55 percent increase from the prior year, including revenues from OmniQuip products of $67.1 million. Revenues from traditional JLG products increased $45.9 million or 22 percent. Adjusted to eliminate the impact of integration expenses, earnings for the third quarter were $.24 per diluted share versus $0.05 in the prior year. Unadjusted reported earnings on a GAAP basis for the third quarter are $.20 per diluted share versus $.05 in the prior year.

     Excluding integration costs, gross profit margin improved to 20.4 percent in the third quarter compared with 16.8 percent in the same period last year, and operating income improved to $26.5 million or 8.3 percent versus $8.6 million or 4.2 percent for the year-ago period.

YEAR-TO-DATE RESULTS

     For the nine months of fiscal 2004, consolidated revenues were $768.8 million, a 49 percent increase from the prior year period, reflecting additional revenues from OmniQuip products of $170.3 million and increased revenues from traditional JLG products of $81 million. Adjusted to eliminate the impact of integration expense, year-to-date earnings are $.42 per diluted share versus $.16 for the prior year period. Unadjusted reported earnings on a GAAP basis are $.26 per diluted share year-to-date versus $.16 in the same period last year.

     Before the impact of integration costs, gross profit margin improved to 19.7 percent from 17.4 percent in the comparable period last year, and operating income increased to $55.0 million from $20.9 million in the year-ago period.

     “Order patterns continued to strengthen during the third quarter reflecting increased fleet refreshment and customer confidence,” stated Bill Lasky, Chairman of the Board, President and Chief Executive Officer. “Our consolidated order backlog is strong and rising. Steel shortages have impacted our production lines resulting in

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JLG Industries, Inc. – page 2

disruptions to our production schedules and higher work-in-process inventory, however, despite these challenges, we are pleased that our earnings are in line with our internal plans for the year. We continue to focus on our core access products, expanding our products and distribution strength with our recently announced acquisition of Delta Manlift in France and our intended alliance with the SAME Deutz-Fahr Group for agricultural telehandlers in Europe.”

OUTLOOK

     Integration of the OmniQuip acquisition remains on track and ahead of a very aggressive schedule. With the addition of Phase 2 of the OmniQuip integration referenced in our second quarter results, our estimate of total cost for the four-year program remains constant at $47.8 million, while ongoing annual synergies are expected to be slightly higher at $45.6 million. Of the $47.8 million in costs, $27.7 million will impact the income statement and there will be $41.2 million in cash.

     For fiscal 2004, we now estimate lower than previously estimated total costs of $30.8 million with relatively stable ongoing annual synergies of $24.0 million. Of the $30.8 million in costs, $17.9 million will impact the income statement and there will be $26.0 million in cash.

     The North American economy continues to strengthen reflecting positive trends in construction spending, capacity utilization and consumer confidence. The European economic indicators are also trending in a positive direction, albeit lagging the North American economic recovery. Although interest rates have been stable, concerns over raw material and energy prices remain. With the continuing positive trends of the key indicators associated with the access industry and our nine-months revenues already surpassing all of fiscal 2003, barring any catastrophic event, we are optimistic about the near term.

DIVIDEND

     The Board of Directors of JLG Industries, Inc. today declared its regular, quarterly cash dividend of $.005 per common share. The dividend is payable on July 9, 2004 to shareholders of record June 18, 2004.

CONFERENCE CALL

     Management’s complete analysis of the Company’s quarterly results and financial condition will be provided during a conference call on Friday, May 21, 2004 at 9:00 a.m. Eastern Time. The call can be accessed via JLG’s website www.jlg.com, where it will be accompanied by a slide presentation, or by dialing (800) 884-5695. International participants should dial (617) 786-2960. Access code for both dial-in numbers is 22872341. Please dial into the conference call 10 minutes prior to the start. A replay of the conference call presentation will be available on the Company’s website.

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JLG Industries, Inc. – page 3

ABOUT JLG

     JLG Industries, Inc. is the world’s leading producer of access equipment (aerial work platforms and telehandlers) and highway-speed telescopic hydraulic excavators. The Company’s diverse product portfolio encompasses leading brands such as JLG® aerial work platforms; JLG, SkyTrak®, Lull® and Gradall® telehandlers; Gradall excavators; and an array of complementary accessories that increase the versatility and efficiency of these products for end users. JLG markets its products and services through a multi-channel approach that includes a highly trained sales force, marketing, the Internet, integrated supply programs and a network of distributors. In addition, JLG offers world-class after-sales service and support for its customers in the industrial, commercial, institutional and construction markets. JLG’s manufacturing facilities are located in the United States, Belgium and France, with sales and service locations on six continents.

     This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) limitations on customer access to credit for purchases; (iv) credit risks from our financing of customer purchases; (v) interest and foreign currency exchange rates; and (vi) costs of raw materials and energy, as well as other risks as detailed in the Company’s SEC reports, including the report on Form 10-Q for the quarter ended January 31, 2004.

     Adjustments to reported GAAP earnings, AFS operations as if accounted for under the equity method, as well as our disclosures of free cash flow, EBITDA and net debt are useful in analyzing operating performance, but should be used only in conjunction with financial performance reported in accordance with generally accepted accounting principles. For more information, visit www.jlg.com. NOTE: Information contained on our website is not incorporated by reference into this press release.

(Tables follow)

JLG Industries, Inc. — Page 4

JLG INDUSTRIES, INC.
FINANCIAL DASHBOARD
(in thousands, except per share data and as otherwise identified)

	Quarter Ended			Fiscal Year
	April 30,	January 31,	October 31,	Ended
	2004	2004	2003	July 31, 2003
REVENUES AND PROFITABILITY
Revenues	$318,687	$236,530	$213,585	$751,128
Gross profit margin	20.0%	18.4%	17.9%	17.9%
EBITDA (1)	30,336	19,769	17,192	62,949
Trailing twelve month EBITDA (1)	86,678	71,220	68,885	62,949
Trailing twelve month EBITDA margin (1)	8.6%	8.0%	8.6%	8.4%
Operating income	23,598	10,663	9,766	36,321
Operating profit margin	7.4%	4.5%	4.6%	4.8%
Net income margin (1)	2.7%	0.9%	0.2%	1.6%
Reported EPS per diluted share (1)	$.20	$.05	$.01	$.29
IMPACT OF SELECTED ITEMS ON: (2)
income (expense)
PRE-TAX INCOME
Integration expenses — OmniQuip (in both Cost of sales (COS), Selling & administrative and product development (SA&PD))	$(2,907)	$(4,145)	$(3,901)	$—
Restructuring and repositioning charges (in both COS, Restructuring)	(1)	(58)	(63)	(4,040)
Currency effects (in Miscellaneous-net)	(1,938)	675	125	5,422
Bad debt charges (in SA&PD)	(2,376)	(4,273)	(1,092)	(7,024)
Inventory charges (in COS)	(196)	(1,622)	(1,327)	(4,463)
Early vesting incentives (in both COS, SA&PD)	(577)	(1,194)	—	—
Other Incentive pay (in both COS, SA&PD)	(4,858)	—	—	(2,605)
Deferred profit on sale-leaseback (in COS)	—	—	—	—
Restatement expenses (in SA&PD)	(1,058)	—	—	—
NET INCOME
Integration expenses — OmniQuip (in both COS, SA&PD)	(1,890)	(2,589)	(2,504)	—
Restructuring and repositioning charges (in both COS, Restructuring)	(1)	(36)	(40)	(2,747)
Currency effects (in Miscellaneous-net)	(1,260)	422	80	3,687
Bad debt charges (in SA&PD)	(1,544)	(2,669)	(701)	(4,776)
Inventory charges (in COS)	(127)	(1,013)	(852)	(3,035)
Benefit from change in effective income tax rate	—	—	—	2,051
Early vesting incentives (in both COS, SA&PD)	(375)	(746)	—	—
Other Incentive pay (in both COS, SA&PD)	(3,158)	—	—	(1,771)
Deferred profit on sale-leaseback (in COS)	—	—	—	—
Restatement expenses (in SA&PD)	(688)	—	—	—
EARNINGS PER SHARE
Integration expenses — OmniQuip (in both COS, SA&PD)	(0.04)	(0.06)	(0.06)	—
Restructuring and repositioning charges (in both COS, Restructuring)	—	—	—	(0.06)
Currency effects (in Miscellaneous-net)	(0.03)	0.01	—	0.09
Bad debt charges (in SA&PD)	(0.04)	(0.06)	(0.02)	(0.11)
Inventory charges (in COS)	—	(0.02)	(0.02)	(0.07)
Benefit from change in effective income tax rate	—	—	—	0.05
Early vesting incentives (in both COS, SA&PD)	(0.01)	(0.02)	—	—
Other Incentive pay (in both COS, SA&PD)	(0.07)	—	—	(0.04)
Deferred profit on sale-leaseback (in COS)	—	—	—	—
Restatement expenses (in SA&PD)	(0.02)	—	—	—
BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents	$12,945	$18,125	$11,288	$132,809
Accounts receivable, net	372,500	315,304	289,729	257,519
Finance receivable, net	33,270	31,134	33,057	34,324
Pledged finance receivables, net	131,878	148,104	153,762	160,407
Inventories	164,160	150,074	153,200	122,675
Total balance sheet debt	465,094	464,609	467,422	460,570
Limited recourse debt from finance receivables monetizations	135,453	150,283	153,541	164,940
Net debt (3)	323,186	303,408	310,498	171,103
Net debt (3) to total capitalization	55%	55%	56%	41%
Maximum loss exposure from finance receivables monetizations	23,757	24,460	23,380	21,708
Equity	264,018	252,252	248,911	247,714
Working capital	353,696	336,107	321,950	382,763
Depreciation and amortization	7,359	6,766	6,486	19,937
Capital expenditures, net of retirements	2,094	2,858	3,429	10,324
Free cash flow (4)	(19,778)	7,090	(139,395)	27,781
FINANCIAL RATIOS
Days sales outstanding	130.9	118.8	113.7	128.7
Days payables outstanding	65.1	58.6	54.0	70.8
Inventory turnover (annualized)	5.1	4.6	3.8	3.4

[Additional columns below]

[Continued from above table, first column repeated]

	Quarter Ended				Fiscal Year
	July 31,	April 30,	January 31,	October 31,	Ended
	2003	2003	2003	2002	July 31, 2002
REVENUES AND PROFITABILITY
Revenues	$233,558	$205,770	$151,313	$160,487	$770,070
Gross profit margin	19.1%	16.8%	17.2%	18.1%	17.2%
EBITDA (1)	19,381	14,878	17,434	11,256	56,435
Trailing twelve month EBITDA (1)	62,949	65,709	60,118	54,726	56,435
Trailing twelve month EBITDA margin (1)	8.4%	8.6%	7.8%	7.1%	7.3%
Operating income	15,378	8,564	4,649	7,730	30,717
Operating profit margin	6.6%	4.2%	3.1%	4.8%	4.0%
Net income margin (1)	2.4%	1.1%	2.8%	0.2%	1.7%
Reported EPS per diluted share (1)	$.13	$.05	$.10	$.01	$.30
IMPACT OF SELECTED ITEMS ON: (2)
income (expense)
PRE-TAX INCOME
Integration expenses — OmniQuip (in both Cost of sales (COS), Selling & administrative and product development (SA&PD))	$—	$—	$—	$—	$—
Restructuring and repositioning charges (in both COS, Restructuring)	(859)	(1,762)	(1,256)	(163)	(6,715)
Currency effects (in Miscellaneous-net)	(697)	993	7,575	(2,449)	2,896
Bad debt charges (in SA&PD)	(3,273)	(1,318)	(1,652)	(781)	(3,693)
Inventory charges (in COS)	1,905	(3,380)	(1,944)	(1,044)	(4,670)
Early vesting incentives (in both COS, SA&PD)	—	—	—	—	(762)
Other Incentive pay (in both COS, SA&PD)	(876)	(1,729)	—	—	—
Deferred profit on sale-leaseback (in COS)	—	—	—	—	3,069
Restatement expenses (in SA&PD)	—	—	—	—	—
NET INCOME
Integration expenses — OmniQuip (in both COS, SA&PD)	—	—	—	—	—
Restructuring and repositioning charges (in both COS, Restructuring)	(584)	(1,198)	(854)	(111)	(4,499)
Currency effects (in Miscellaneous-net)	(474)	675	5,151	(1,665)	1,940
Bad debt charges (in SA&PD)	(2,226)	(896)	(1,123)	(531)	(2,474)
Inventory charges (in COS)	1,295	(2,298)	(1,322)	(710)	(3,129)
Benefit from change in effective income tax rate	2,051	—	—	—	—
Early vesting incentives (in both COS, SA&PD)	—	—	—	—	(511)
Other Incentive pay (in both COS, SA&PD)	(596)	(1,176)	—	—	—
Deferred profit on sale-leaseback (in COS)	—	—	—	—	2,056
Restatement expenses (in SA&PD)	—	—	—	—	—
EARNINGS PER SHARE
Integration expenses — OmniQuip (in both COS, SA&PD)	—	—	—	—	—
Restructuring and repositioning charges (in both COS, Restructuring)	(0.01)	(0.03)	(0.02)	—	(0.10)
Currency effects (in Miscellaneous-net)	(0.01)	0.02	0.12	(0.04)	0.05
Bad debt charges (in SA&PD)	(0.05)	(0.02)	(0.03)	(0.01)	(0.06)
Inventory charges (in COS)	0.03	(0.05)	(0.03)	(0.02)	(0.07)
Benefit from change in effective income tax rate	0.05	—	—	—	—
Early vesting incentives (in both COS, SA&PD)	—	—	—	—	(0.01)
Other Incentive pay (in both COS, SA&PD)	(0.01)	(0.03)	—	—	—
Deferred profit on sale-leaseback (in COS)	—	—	—	—	0.05
Restatement expenses (in SA&PD)	—	—	—	—	—
BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents	$132,809	$16,529	$9,565	$10,181	$6,205
Accounts receivable, net	257,519	252,200	210,192	200,329	227,722
Finance receivable, net	34,324	28,936	79,458	99,766	73,660
Pledged finance receivables, net	160,407	167,089	113,656	86,700	88,056
Inventories	122,675	154,168	168,612	178,016	165,536
Total balance sheet debt	460,570	377,571	372,305	337,126	279,329
Limited recourse debt from finance receivables monetizations	164,940	164,653	106,662	83,188	87,571
Net debt (3)	171,103	206,361	266,913	255,627	198,884
Net debt (3) to total capitalization	41%	46%	52%	52%	46%
Maximum loss exposure from finance receivables monetizations	21,708	18,928	8,519	6,275	5,998
Equity	247,714	245,034	241,760	235,897	236,042
Working capital	382,763	292,498	277,431	243,593	231,203
Depreciation and amortization	4,591	4,931	5,147	5,268	20,959
Capital expenditures, net of retirements	2,662	2,942	3,076	1,644	12,390
Free cash flow (4)	35,258	60,553	(11,286)	(56,744)	169,753
FINANCIAL RATIOS
Days sales outstanding	128.7	124.1	103.6	97.3	111.4
Days payables outstanding	70.8	75.8	36.0	59.2	66.5
Inventory turnover (annualized)	3.4	3.2	3.3	3.5	3.3

(1)	Before cumulative effect of change in accounting principle.

(2)	Net of 35%, 38%, 36%, 32% and 33% effective income tax rate for the third quarter of fiscal 2004, the second quarter of fiscal 2004, the first quarter of fiscal 2004, 2003 and 2002, respectively. EPS is calculated by dividing the Net Income amounts by the respective diluted shares for each period. Individual quarterly net income (loss) per diluted share may not equal the fiscal year EPS due to changes in the number of common shares outstanding during the year. Repositioning charges are reported in COS.

(3)	Net debt reflects total balance sheet debt plus off-balance sheet financing, less cash and limited recourse debt from finance receivables monetizations.

(4)	Free cash flow is defined as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options and issuance of restricted awards, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt.

JLG Industries, Inc. — Page 5

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(in thousands, except per share data)
(Quarterly data is unaudited)

		Quarter Ended		Fiscal Year	Quarter Ended				Fiscal Year
	April 30,	January 31,	October 31,	Ended	July 31,	April 30,	January 31,	October 31,	Ended
	2004	2004	2003	July 31, 2003	2003	2003	2003	2002	July 31, 2002
Revenues
Net sales	$312,650	$230,539	$208,392	$724,819	$227,188	$199,282	$143,961	$154,388	$745,870
Financial products	3,913	3,442	3,676	19,184	4,806	5,152	4,836	4,390	14,227
Rentals	2,124	2,549	1,517	7,125	1,564	1,336	2,516	1,709	9,973

	318,687	236,530	213,585	751,128	233,558	205,770	151,313	160,487	770,070
Cost of sales	255,050	193,083	175,319	616,686	188,975	171,125	125,215	131,371	637,983

Gross profit	63,637	43,447	38,266	134,442	44,583	34,645	26,098	29,116	132,087
Gross profit margin	20.0%	18.4%	17.9%	17.9%	19.1%	16.8%	17.2%	18.1%	17.2%
Selling and administrative expenses	34,052	28,349	23,716	79,225	25,276	20,087	16,377	17,485	79,693
Selling & administrative %	10.7%	12.0%	11.1%	10.5%	10.8%	9.8%	10.8%	10.9%	10.3%
Product development expenses	5,987	4,435	4,773	16,142	3,791	4,561	3,889	3,901	15,586
Product development %	1.9%	1.9%	2.2%	2.1%	1.6%	2.2%	2.6%	2.4%	2.0%
Restructuring charges	—	—	11	2,754	138	1,433	1,183	—	6,091

Income from operations	23,598	10,663	9,766	36,321	15,378	8,564	4,649	7,730	30,717
Operating profit margin	7.4%	4.5%	4.6%	4.8%	6.6%	4.2%	3.1%	4.8%	4.0%
Other income (deductions):
Interest expense	(9,400)	(9,548)	(9,876)	(27,985)	(9,645)	(6,764)	(6,072)	(5,504)	(16,255)
Miscellaneous, net	(621)	2,340	940	6,691	(588)	1,383	7,638	(1,742)	4,759

Income before taxes and cumulative effect of change in accounting principle	13,577	3,455	830	15,027	5,145	3,183	6,215	484	19,221
Income tax provision	4,890	1,297	297	2,635	(527)	1,018	1,989	155	6,343

Income before cumulative effect of change in accounting principle	8,687	2,158	533	12,392	5,672	2,165	4,226	329	12,878
Cumulative effect of change in accounting principle (1)	—	—	—	—	—	—	—	—	(114,470)

Net income (loss)	$8,687	$2,158	$533	$12,392	$5,672	$2,165	$4,226	$329	$(101,592)

Return on revenues before impairment	2.7%	0.9%	0.2%	1.6%	2.4%	1.1%	2.8%	0.2%	1.7%
Earnings (loss) per common share:
Earnings per common share before cumulative effect of change in accounting principle	$.20	$.05	$.01	$.29	$.13	$.05	$.10	$.01	$.31
Cumulative effect of change in accounting principle (1)	—	—	—	—	—	—	—	—	(2.72)

Earnings (loss) per common share	$.20	$.05	$.01	$.29	$.13	$.05	$.10	$.01	$(2.41)

Earnings (loss) per common share - assuming dilution:
Earnings per common share — assuming dilution before cumulative effect of change in accounting principle	$.20	$.05	$.01	$.29	$.13	$.05	$.10	$.01	$.30
Cumulative effect of change in accounting principle (1)	—	—	—	—	—	—	—	—	(2.65)

Earnings (loss) per common share - assuming dilution	$.20	$.05	$.01	$.29	$.13	$.05	$.10	$.01	$(2.35)

Cash Dividends per share	$.005	$.005	$.005	$.020	$.005	$.005	$.005	$.005	$.025

Average basic shares outstanding	42,836	42,791	42,656	42,601	42,608	42,598	42,570	42,541	42,082

Average diluted shares outstanding	44,013	44,152	43,575	42,866	42,883	42,775	42,867	42,853	43,170

(1) Goodwill impairment.

JLG Industries, Inc. — Page 6

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands, except per share data)
(Quarterly data is unaudited)

	April 30,	January 31,	October 31,	July 31,	April 30,	January 31,	October 31,	July 31,
	2004	2004	2003	2003	2003	2003	2002	2002
ASSETS
Current assets
Cash and cash equivalents	$12,945	$18,125	$11,288	$132,809	$16,529	$9,565	$10,181	$6,205
Accounts receivable, net	372,500	315,304	289,729	257,519	252,200	210,192	200,329	227,722
Finance receivables, net	4,473	8,252	2,573	3,168	1,570	18,031	18,276	28,248
Pledged finance receivables, net	36,027	42,189	39,380	41,334	50,741	39,685	35,391	34,353
Inventories	164,160	150,074	153,200	122,675	154,168	168,612	178,016	165,536
Other current assets	42,086	27,441	54,252	46,474	23,061	24,404	31,675	31,042

Total current assets	632,191	561,385	550,422	603,979	498,269	470,489	473,868	493,106
Property, plant and equipment, net	88,277	90,862	92,525	79,699	80,366	81,165	82,057	84,370
Equipment held for rental, net	18,687	22,903	18,236	19,651	20,509	20,288	21,552	20,979
Finance receivables, less current portion	28,797	22,882	30,484	31,156	27,366	61,427	81,490	45,412
Pledged finance receivables, less current portion	95,851	105,915	114,382	119,073	116,348	73,971	51,309	53,703
Goodwill, net	66,501	66,501	66,450	29,509	29,509	29,509	28,791	28,791
Intangible assets, net	32,979	33,709	34,448	—	—	—	—	—
Other assets	66,434	67,961	66,002	53,135	53,396	59,231	55,870	51,880

	$1,029,717	$972,118	$972,949	$936,202	$825,763	$796,080	$794,937	$778,241

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$14,843	$1,758	$2,278	$1,472	$912	$23,436	$25,375	$14,427
Current portion of limited recourse debt from finance receivables monetizations	37,086	40,824	40,153	45,279	50,980	36,511	33,862	34,850
Accounts payable	123,984	92,762	68,197	83,408	83,059	70,162	96,283	129,317
Accrued expenses	102,582	89,934	117,844	91,057	70,820	62,949	74,755	83,309

Total current liabilities	278,495	225,278	228,472	221,216	205,771	193,058	230,275	261,903
Long-term debt, less current portion	314,798	312,568	311,603	294,158	212,006	242,207	228,563	177,331
Limited recourse debt from finance receivables monetizations, less current portion	98,367	109,459	113,388	119,661	113,673	70,151	49,326	52,721
Accrued post-retirement benefits	28,798	27,998	27,199	26,179	26,255	25,833	25,411	24,989
Other long-term liabilities	30,501	30,487	29,790	15,160	11,118	11,317	11,150	10,807
Provisions for contingencies	14,740	14,076	13,586	12,114	11,906	11,754	14,315	14,448
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value
Issued shares: fiscal 2004 - 43,659; fiscal 2003 - 43,367; fiscal 2002 - 42,728	8,732	8,712	8,683	8,673	8,601	8,594	8,594	8,546
Additional paid-in capital	25,883	24,725	23,789	23,597	20,514	20,508	20,594	18,846
Retained earnings	239,215	230,746	228,806	228,490	223,033	221,083	217,072	216,957
Unearned compensation	(2,856)	(3,796)	(5,145)	(5,428)	(2,749)	(2,938)	(3,157)	(1,649)
Accumulated other comprehensive loss	(6,956)	(8,135)	(7,222)	(7,618)	(4,365)	(5,487)	(7,206)	(6,658)

Total shareholders’ equity	264,018	252,252	248,911	247,714	245,034	241,760	235,897	236,042

	$1,029,717	$972,118	$972,949	$936,202	$825,763	$796,080	$794,937	$778,241

JLG Industries, Inc. — Page 7

JLG INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
(in thousands)
(Quarterly data is unaudited)

	Quarter Ended			Fiscal Year
	April 30,	January 31,	October 31,	Ended
	2004	2004	2003	July 31, 2003
OPERATIONS
Net income (loss)	$8,687	$2,158	$533	$12,392
Adjustments to reconcile net income to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	214	(240)	293	266
(Gain) loss on sale of equipment held for rental	(1,247)	44	1,320	(6,794)
Non-cash charges and credits:
Cumulative effect of change in accounting principle	—	—	—	—
Depreciation and amortization	7,359	6,766	6,486	19,937
Other	5,101	6,980	3,319	7,035
Changes in selected working capital items:
Accounts receivable (1)	(57,552)	(27,823)	1,020	(35,324)
Inventories	(14,053)	3,296	6,885	43,137
Accounts payable	31,428	24,751	(34,954)	(46,026)
Other operating assets and liabilities	(3,515)	(4,289)	44	(12,706)
Changes in finance receivables	(2,181)	1,770	1,055	40,487
Changes in pledged finance receivables	1,537	(1,175)	(15,452)	(114,271)
Changes in other assets and liabilities	(1,921)	(862)	(3,899)	(3,295)

Cash flow from operating activities	(26,143)	11,376	(33,350)	(95,162)
INVESTMENTS
Purchases of property, plant and equipment	(2,435)	(2,619)	(3,811)	(10,806)
Proceeds from sale of property, plant and equipment	127	1	89	216
Purchases of equipment held for rental	(4,491)	(9,743)	(2,209)	(16,342)
Proceeds from sale of equipment held for rental	8,008	3,557	1,141	19,063
Cash portion of OmniQuip acquisition	—	—	(95,371)	—
Other	507	(101)	(46)	(689)

Cash flow from investing activities	1,716	(8,905)	(100,207)	(8,558)
FINANCING
Net issuance (repayment) of short-term debt	13,084	(536)	594	(13,497)
Issuance of long-term debt	71,000	77,000	22,000	404,283
Repayment of long-term debt	(67,099)	(77,119)	(22,086)	(279,647)
Issuance of limited recourse debt	—	3,108	10,871	117,383
Repayment of limited recourse debt	—	—	(253)	(118)
Payment of dividends	(218)	(218)	(216)	(859)
Exercise of stock options and issuance of restricted awards	2,118	2,314	485	927

Cash flow from financing activities	18,885	4,549	11,395	228,472
CURRENCY ADJUSTMENTS
Effect of exchange rate changes on cash	362	(183)	641	1,852
CASH
Net change in cash and cash equivalents	(5,180)	6,837	(121,521)	126,604
Beginning balance	18,125	11,288	132,809	6,205

Ending balance	$12,945	$18,125	$11,288	$132,809

[Additional columns below]

[Continued from above table, first column repeated]

	Quarter Ended				Fiscal Year
	July 31,	April 30,	January 31,	October 31,	Ended
	2003	2003	2003	2002	July 31, 2002
OPERATIONS
Net income (loss)	$5,672	$2,165	$4,226	$329	$(101,592)
Adjustments to reconcile net income to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	149	25	89	3	392
(Gain) loss on sale of equipment held for rental	(1,091)	(1,852)	(3,154)	(697)	(8,049)
Non-cash charges and credits:
Cumulative effect of change in accounting principle	—	—	—	—	114,470
Depreciation and amortization	4,591	4,931	5,147	5,268	20,959
Other	(5,564)	4,317	5,683	2,599	6,997
Changes in selected working capital items:
Accounts receivable (1)	(8,990)	(41,663)	(11,945)	27,274	(40,110)
Inventories	32,164	14,544	8,695	(12,266)	24,462
Accounts payable	621	12,832	(26,469)	(33,010)	52,685
Other operating assets and liabilities	(2,052)	7,434	(8,396)	(9,692)	15,194
Changes in finance receivables	(2,644)	50,239	20,244	(27,352)	57,154
Changes in pledged finance receivables	(14,627)	(64,299)	(32,950)	(2,395)	(91,331)
Changes in other assets and liabilities	(3,392)	3,970	(281)	(3,592)	(28,136)

Cash flow from operating activities	4,837	(7,357)	(39,111)	(53,531)	23,095
INVESTMENTS
Purchases of property, plant and equipment	(2,811)	(3,059)	(3,286)	(1,650)	(12,954)
Proceeds from sale of property, plant and equipment	—	92	121	3	172
Purchases of equipment held for rental	(1,991)	(3,014)	(7,713)	(3,624)	(26,429)
Proceeds from sale of equipment held for rental	2,882	3,577	10,099	2,505	28,924
Cash portion of OmniQuip acquisition	—	—	—	—	—
Other	(25)	529	(1,136)	(57)	405

Cash flow from investing activities	(1,945)	(1,875)	(1,915)	(2,823)	(9,882)
FINANCING
Net issuance (repayment) of short-term debt	568	(23,114)	(1,975)	11,024	(7,771)
Issuance of long-term debt	126,995	57,288	127,000	93,000	617,000
Repayment of long-term debt	(32,336)	(88,050)	(116,059)	(43,202)	(717,572)
Issuance of limited recourse debt	18,940	68,975	29,468	—	90,214
Repayment of limited recourse debt	—	(118)	—	—	—
Payment of dividends	(215)	(215)	(215)	(214)	(1,058)
Exercise of stock options and issuance of restricted awards	189	260	203	275	3,732

Cash flow from financing activities	114,141	15,026	38,422	60,883	(15,455)
CURRENCY ADJUSTMENTS
Effect of exchange rate changes on cash	(753)	1,170	1,988	(553)	(807)
CASH
Net change in cash and cash equivalents	116,280	6,964	(616)	3,976	(3,049)
Beginning balance	16,529	9,565	10,181	6,205	9,254

Ending balance	$132,809	$16,529	$9,565	$10,181	$6,205

(1) Net of change in accounts receivable securitiation of $50,600 for the period ended July 31, 2002.

JLG Industries, Inc. — Page 8

JLG INDUSTRIES, INC.
CONSOLIDATED SELECTED SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)
(Quarterly data is unaudited)

	Quarter Ended			Fiscal Year
	April 30,	January 31,	October 31,	Ended
	2004	2004	2003	July 31, 2003
SEGMENT INFORMATION
REVENUES:
Machinery	$261,263	$192,266	$168,958	$594,484
Equipment Services	53,258	40,822	40,815	136,737
Access Financial Solutions	4,166	3,442	3,812	19,907

	$318,687	$236,530	$213,585	$751,128

SEGMENT PROFIT (LOSS):
Machinery	$25,190	$11,541	$6,593	$25,513
Equipment services	15,158	12,809	11,068	27,119
Access Financial Solutions	694	(273)	284	3,990
General corporate expenses	(20,229)	(16,088)	(11,093)	(32,001)

Segment profit	20,813	7,989	6,852	24,621
Add: AFS’ interest expense	2,785	2,674	2,914	11,700

Operating Income	$23,598	$10,663	$9,766	$36,321

PRODUCT GROUP REVENUES
Aerial work platforms	$146,017	$109,354	$89,260	$428,564
Telehandlers	99,439	69,908	72,008	117,475
Excavators	15,807	13,004	7,690	48,445
After-sales service and support, including parts sales, and used and reconditioned equipment sales	51,387	38,273	39,434	130,335
Financial products	3,913	3,442	3,676	19,184
Rentals	2,124	2,549	1,517	7,125

	$318,687	$236,530	$213,585	$751,128

GEOGRAPHIC REVENUES
United States	$246,985	$177,542	$171,671	$546,494
Europe	48,079	40,286	23,951	145,038
Other international	23,623	18,702	17,963	59,596

	$318,687	$236,530	$213,585	$751,128

[Additional columns below]

[Continued from above table, first column repeated]

	Quarter Ended				Fiscal Year
	July 31,	April 30,	January 31,	October 31,	Ended
	2003	2003	2003	2002	July 31, 2002
SEGMENT INFORMATION
REVENUES:
Machinery	$192,758	$167,630	$109,550	$124,546	$621,283
Equipment Services	35,855	32,835	36,676	31,371	133,058
Access Financial Solutions	4,945	5,305	5,087	4,570	15,729

	$233,558	$205,770	$151,313	$160,487	$770,070

SEGMENT PROFIT (LOSS):
Machinery	$13,701	$6,665	$168	$4,979	$29,039
Equipment services	8,235	6,998	6,632	5,254	24,686
Access Financial Solutions	295	716	1,881	1,098	5,288
General corporate expenses	(10,356)	(9,434)	(6,475)	(5,736)	(33,347)

Segment profit	11,875	4,945	2,206	5,595	25,666
Add: AFS’ interest expense	3,503	3,619	2,443	2,135	5,051

Operating Income	$15,378	$8,564	$4,649	$7,730	$30,717

PRODUCT GROUP REVENUES
Aerial work platforms	$141,544	$116,092	$79,615	$91,313	$475,241
Telehandlers	35,613	34,843	19,417	27,602	87,443
Excavators	15,601	16,695	10,518	5,631	58,599
After-sales service and support, including parts sales, and used and reconditioned equipment sales	34,430	31,652	34,411	29,842	124,587
Financial products	4,806	5,152	4,836	4,390	14,227
Rentals	1,564	1,336	2,516	1,709	9,973

	$233,558	$205,770	$151,313	$160,487	$770,070

GEOGRAPHIC REVENUES
United States	$165,372	$155,852	$107,920	$117,350	$556,252
Europe	47,144	33,830	32,816	31,248	167,940
Other international	21,042	16,088	10,577	11,889	45,878

	$233,558	$205,770	$151,313	$160,487	$770,070

JLG Industries, Inc. — Page 9

JLG INDUSTRIES, INC.
EBITDA
QUARTERLY PERIODS
(in thousands)

	April 30,	January 31,	October 31,	July 31,	April 30,	January 31,	October 31,
	2004	2004	2003	2003	2003	2003	2002
Income before cumulative effect of change in accounting principle	$8,687	$2,158	$533	$5,672	$2,165	$4,226	$329
Interest expense	9,400	9,548	9,876	9,645	6,764	6,072	5,504
Income tax provision	4,890	1,297	297	(527)	1,018	1,989	155
Depreciation and amortization	7,359	6,766	6,486	4,591	4,931	5,147	5,268

EBITDA	$30,336	$19,769	$17,192	$19,381	$14,878	$17,434	$11,256

We also monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs (i) from previously disclosed presentations which excluded restructuring or repositioning charges, and (ii) from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 10

JLG INDUSTRIES, INC.
EBITDA AND EBITDA MARGINS
TRAILING TWELVE MONTH PERIODS
(in thousands)

	April 30,	January 31,	October 31,	July 31,	April 30,	January 31,	October 31,	July 31,
	2004	2004	2003	2003	2003	2003	2002	2002
Income before cumulative effect of change in accounting principle	$17,050	$10,528	$12,596	$12,392	$15,062	$13,733	$10,841	$12,878
Interest expense	38,469	35,833	32,357	27,985	22,885	19,466	17,421	16,255
Income tax provision	5,957	2,085	2,777	2,635	7,270	6,664	5,333	6,343
Depreciation and amortization	25,202	22,774	21,155	19,937	20,492	20,255	21,131	20,959

EBITDA	$86,678	$71,220	$68,885	$62,949	$65,709	$60,118	$54,726	$56,435

Revenues	$1,002,360	$889,443	$804,226	$751,128	$766,394	$769,356	$774,395	$770,070

EBITDA Margin	8.6%	8.0%	8.6%	8.4%	8.6%	7.8%	7.1%	7.3%

We also monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs (i) from previously disclosed presentations which excluded restructuring or repositioning charges, and (ii) from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

JLG Industries, Inc. — Page 11

JLG INDUSTRIES, INC.
NET DEBT
(in thousands)

	April 30,	January 31,	October 31,	July 31,	April 30,	January 31,	October 31,	July 31,
	2004	2004	2003	2003	2003	2003	2002	2002
Revolving credit facilities	$14,000	$—	$—	$—	$30,288	$61,000	$50,000	$—
$15 million cash management facility	13,129	—	567	—	—	—	—	—
$25 million overdraft credit facility	—	—	—	—	—	23,058	25,000	13,935
$125 million senior notes	125,000	125,000	125,000	125,000	—	—	—	—
$175 million senior subordinated notes	175,000	175,000	175,000	175,000	175,000	175,000	175,000	175,000
Miscellaneous debt	5,321	15,465	15,554	1,983	1,468	1,573	1,665	1,909
Fair value of interest rate swaps	(8,296)	(6,795)	(8,065)	(12,347)	—	5,012	2,273	914
Gain on terminated interest rate swap	5,487	5,656	5,825	5,994	6,162	—	—	—

Bank debt and notes	329,641	314,326	313,881	295,630	212,918	265,643	253,938	191,758
Limited recourse debt from finance receivables monetizations *	135,453	150,283	153,541	164,940	164,653	106,662	83,188	87,571

Total balance sheet debt	465,094	464,609	467,422	460,570	377,571	372,305	337,126	279,329

Net present value of off-balance sheet rental fleet lease	1,524	2,026	2,341	2,341	3,382	3,858	4,506	5,582
Net present value of off-balance sheet production equipment leases	4,966	5,181	5,564	5,941	6,590	6,977	7,364	7,749

Total off-balance sheet financing	6,490	7,207	7,905	8,282	9,972	10,835	11,870	13,331

Total balance sheet debt and off-balance sheet financing	471,584	471,816	475,327	468,852	387,543	383,140	348,996	292,660
Less: cash	12,945	18,125	11,288	132,809	16,529	9,565	10,181	6,205
Less: limited recourse debt from finance receivables monetizations	135,453	150,283	153,541	164,940	164,653	106,662	83,188	87,571

Net debt	$323,186	$303,408	$310,498	$171,103	$206,361	$266,913	$255,627	$198,884

* Maximum loss exposure from finance receivables monetizations	$23,757	$24,460	$23,380	$21,708	$18,928	$8,519	$6,275	$5,998

Shareholders’ Equity	$264,018	$252,252	$248,911	$247,714	$245,034	$241,760	$235,897	$236,042

Net Debt-to-Net Debt plus Shareholders’ Equity	55%	55%	56%	41%	46%	52%	52%	46%

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus Shareholders’ Equity	64%	65%	65%	65%	61%	61%	59%	54%

We also monitor our net debt, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. We define net debt as the sum of total balance sheet debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetizations of customer finance receivables.

JLG Industries, Inc. — Page 12

JLG INDUSTRIES, INC.
FREE CASH FLOW
(in thousands)

	Quarter Ended			Fiscal Year
	April 30,	January 31,	October 31,	Ended
	2004	2004	2003	July 31, 2003
Net income (loss)	$8,687	$2,158	$533	$12,392
Adjustments to reconcile net income to cash flow from operating activities:
Non-cash items	11,427	13,550	11,418	20,444
Accounts receivable	(57,552)	(27,823)	1,020	(35,324)
Inventories	(14,053)	3,296	6,885	43,137
Other current assets	(14,211)	26,225	(3,076)	(15,960)
Accounts payable	31,428	24,751	(34,954)	(46,026)
Accrued expenses	10,696	(30,514)	3,120	3,254
Finance receivables	(2,181)	1,770	1,055	40,487
Other cash from operations	(1,921)	(862)	(3,899)	(3,295)
Purchases of property, plant and equipment	(2,435)	(2,619)	(3,811)	(10,806)
Proceeds from sale of property, plant and equipment	127	1	89	216
Purchases of equipment held for rental	(4,491)	(9,743)	(2,209)	(16,342)
Proceeds from sale of equipment held for rental	8,008	3,557	1,141	19,063
Cash portion of OmniQuip acquisition	—	—	(95,371)	—
Other cash from investments	507	(101)	(46)	(689)
Payment of dividends	(218)	(218)	(216)	(859)
Exercise of stock options and issuance of restricted awards	2,118	2,314	485	927
Effect of exchange rate changes on cash	362	(183)	641	1,852
Seller financing	—	—	(10,000)	—
Capital lease assumed in OmniQuip acquisition	—	—	(3,630)	—
Other (1)	3,924	1,531	(8,570)	15,310

Free Cash Flow	$(19,778)	$7,090	$(139,395)	$27,781

[Additional columns below]

[Continued from above table, first column repeated]

	Quarter Ended				Fiscal Year
	July 31,	April 30,	January 31,	October 31,	Ended
	2003	2003	2003	2002	July 31, 2002
Net income (loss)	$5,672	$2,165	$4,226	$329	$(101,592)
Adjustments to reconcile net income to cash flow from operating activities:
Non-cash items	(1,915)	7,421	7,765	7,173	134,769
Accounts receivable	(8,990)	(41,663)	(11,945)	27,274	(40,110)
Inventories	32,164	14,544	8,695	(12,266)	24,462
Other current assets	(18,109)	191	2,721	(763)	3,110
Accounts payable	621	12,832	(26,469)	(33,010)	52,685
Accrued expenses	16,057	7,243	(11,117)	(8,929)	12,084
Finance receivables	(2,644)	50,239	20,244	(27,352)	57,154
Other cash from operations	(3,392)	3,970	(281)	(3,592)	(28,136)
Purchases of property, plant and equipment	(2,811)	(3,059)	(3,286)	(1,650)	(12,954)
Proceeds from sale of property, plant and equipment	—	92	121	3	172
Purchases of equipment held for rental	(1,991)	(3,014)	(7,713)	(3,624)	(26,429)
Proceeds from sale of equipment held for rental	2,882	3,577	10,099	2,505	28,924
Cash portion of OmniQuip acquisition	—	—	—	—	—
Other cash from investments	(25)	529	(1,136)	(57)	405
Payment of dividends	(215)	(215)	(215)	(214)	(1,058)
Exercise of stock options and issuance of restricted awards	189	260	203	275	3,732
Effect of exchange rate changes on cash	(753)	1,170	1,988	(553)	(807)
Seller financing	—	—	—	—	—
Capital lease assumed in OmniQuip acquisition	—	—	—	—	—
Other (1)	18,518	4,271	(5,186)	(2,293)	63,342

Free Cash Flow	$35,258	$60,553	$(11,286)	$(56,744)	$169,753

(1)Includes changes in accounts receivable securitization and other off-balance sheet debt.

In addition to measuring our cash flow generation and usage based upon the Statements of Cash Flows, we also measure our free cash flow.

We define free cash flow as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options and issuance of restricted awards, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.

     JLG Industries, Inc. — Page 13

JLG INDUSTRIES, INC.
STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Nine Months Ended April 30,		Nine Months Ended April 30,		Nine Months Ended April 30,
	2004	2003	2004	2003	2004	2003
Revenues
Net sales	$751,581	$497,631	$751,581	$497,631	$—	$—
Financial products	11,031	14,378	—	—	11,031	14,378
Rentals	6,190	5,561	5,801	4,977	389	584

	768,802	517,570	757,382	502,608	11,420	14,962
Cost of sales	623,452	427,711	623,013	427,229	439	482

Gross profit	145,350	89,859	134,369	75,379	10,981	14,480
Selling and administrative expenses	86,117	53,949	84,214	51,361	1,903	2,588
Product development expenses	15,195	12,351	15,195	12,351	—	—
Restructuring charges	11	2,616	11	2,616	—	—

Income from operations	44,027	20,943	34,949	9,051	9,078	11,892
Other income (deductions):
Interest expense	(28,824)	(18,340)	(20,451)	(10,143)	(8,373)	(8,197)
Miscellaneous, net	2,659	7,279	2,659	7,279	—	—

Income before taxes	17,862	9,882	17,157	6,187	705	3,695
Income tax provision	6,484	3,162	6,228	1,980	256	1,182
Equity in income of Access Financial Solutions	—	—	449	2,513	—	—

Net income	$11,378	$6,720	$11,378	$6,720	$449	$2,513

Earnings per common share	$.27	$.16

Earnings per common share - assuming dilution	$.26	$.16

Cash dividends per share	$.015	$.015

Weighted average shares outstanding	42,821	42,587

Weighted average shares outstanding - assuming dilution	43,973	42,849

     JLG Industries, Inc. — Page 14

JLG INDUSTRIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	April 30,	July 31,	April 30,	July 31,	April 30,	July 31,
	2004	2003	2004	2003	2004	2003
ASSETS
Current assets
Cash and cash equivalents	$12,945	$132,809	$12,945	$132,809	$—	$—
Accounts receivable — net	372,500	257,519	335,938	217,521	36,562	39,998
Finance receivables — net	4,473	3,168	—	—	4,473	3,168
Pledged receivables — net	36,027	41,334	—	—	36,027	41,334
Inventories	164,160	122,675	164,160	122,675	—	—
Other current assets	42,086	46,474	42,086	46,474	—	—

Total current assets	632,191	603,979	555,129	519,479	77,062	84,500
Property, plant and equipment — net	88,277	79,699	88,277	79,699	—	—
Equipment held for rental — net	18,687	19,651	16,717	17,455	1,970	2,196
Finance receivables, less current portion	28,797	31,156	—	—	28,797	31,156
Pledged receivables, less current portion	95,851	119,073	—	—	95,851	119,073
Goodwill — net	66,501	29,509	66,501	29,509	—	—
Intangible assets — net	32,979	—	32,979	—	—	—
Investment in Access Financial Solutions	—	—	37,142	36,693	—	—
Receivable from Access Financial Solutions	—	—	31,836	35,662	—	—
Other assets	66,434	53,135	65,367	52,428	1,067	707

	$1,029,717	$936,202	$893,948	$770,925	$204,747	$237,632

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term debt and current portion of long-term debt	$14,843	$1,472	$14,843	$1,472	$—	$—
Current portion of limited recourse debt from finance receivables monetizations	37,086	45,279	—	—	37,086	45,279
Accounts payable	123,984	83,408	123,984	83,408	—	—
Accrued expenses	102,582	91,057	102,266	90,720	316	337

Total current liabilities	278,495	221,216	241,093	175,600	37,402	45,616
Long-term debt, less current portion	314,798	294,158	314,798	294,158	—	—
Limited recourse debt from finance receivables monetizations, less current portion	98,367	119,661	—	—	98,367	119,661
Payable to JLG Industries, Inc.	—	—	—	—	31,836	35,662
Accrued post-retirement benefits	28,798	26,179	28,798	26,179	—	—
Other long-term liabilities	30,501	15,160	30,501	15,160	—	—
Provisions for contingencies	14,740	12,114	14,740	12,114	—	—
Shareholders’ equity
Capital stock:
Authorized shares: 100,000 at $.20 par value
Issued and outstanding shares: 43,659 shares; fiscal 2003 – 43,367 shares	8,732	8,673	8,732	8,673	30,000	30,000
Additional paid-in capital	25,883	23,597	25,883	23,597	—	—
Retained earnings	239,215	228,490	239,215	228,490	7,142	6,693
Unearned compensation	(2,856)	(5,428)	(2,856)	(5,428)	—	—
Accumulated other comprehensive income	(6,956)	(7,618)	(6,956)	(7,618)	—	—

Total shareholders’ equity	264,018	247,714	264,018	247,714	37,142	36,693

	$1,029,717	$936,202	$893,948	$770,925	$204,747	$237,632

     JLG Industries, Inc. — Page 15

JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	CONSOLIDATED		EQUIPMENT OPERATIONS		FINANCIAL SERVICES
	JLG Industries, Inc. and		JLG Industries, Inc. with Access
	Consolidated Subsidiaries		Financial Solutions on the Equity Basis		Access Financial Solutions
	Nine Months Ended April 30,		Nine Months Ended April 30,		Nine Months Ended April 30,
	2004	2003	2004	2003	2004	2003
Operations
Net income	$11,378	$6,720	$11,378	$6,720	$449	$2,513
Adjustments to reconcile net income to cash flow from operating activities:
(Gain) loss on sale of property, plant and equipment	267	117	267	117	—	—
(Gain) loss on sale of equipment held for rental	117	(5,703)	114	(6,047)	3	344
Non-cash charges and credits:
Depreciation and amortization	20,611	15,346	20,182	14,803	429	543
Other	15,400	12,599	14,998	11,725	402	874
Changes in selected working capital items:
Accounts receivable	(84,355)	(26,334)	(88,260)	10,074	3,905	(36,408)
Inventories	(3,872)	10,973	(3,872)	10,973	—	—
Accounts payable	21,225	(46,647)	21,225	(46,647)	—	—
Other operating assets and liabilities	(7,760)	(10,654)	(7,739)	(10,667)	(21)	13
Changes in finance receivables	644	43,131	—	—	644	43,131
Changes in pledged finance receivables	(15,090)	(99,644)	—	—	(15,090)	(99,644)
Changes in other assets and liabilities	(6,682)	97	(6,322)	743	(360)	(646)

Cash flow from operating activities	(48,117)	(99,999)	(38,029)	(8,206)	(9,639)	(89,280)
Investments
Purchases of property, plant and equipment	(8,865)	(7,995)	(8,865)	(7,995)	—	—
Proceeds from the sale of property, plant and equipment	217	216	217	216	—	—
Purchases of equipment held for rental	(16,443)	(14,351)	(16,182)	(13,812)	(261)	(539)
Proceeds from the sale of equipment held for rental	12,706	16,181	12,706	16,181	—	—
Cash portion of OmniQuip acquisition	(95,371)	—	(95,371)	—	—	—
Investment in income Access Financial Solutions	—	—	(449)	(2,513)	—	—
Other	360	(664)	360	(664)	—	—

Cash flow from investing activities	(107,396)	(6,613)	(107,584)	(8,587)	(261)	(539)
Financing
Net increase (decrease) in short-term debt	13,142	(14,065)	13,142	(14,065)	—	—
Issuance of long-term debt	170,000	277,288	170,000	277,288	—	—
Repayment of long-term debt	(166,304)	(247,311)	(166,304)	(247,311)	—	—
Issuance of limited recourse debt	13,979	98,443	—	—	13,979	98,443
Repayment of limited recourse debt	(253)	(118)	—	—	(253)	(118)
Change in receivable from Access Financial Solutions	—	—	3,826	8,506	—	—
Change in payable to JLG Industries, Inc.	—	—	—	—	(3,826)	(8,506)
Payment of dividends	(652)	(644)	(652)	(644)	—	—
Exercise of stock options and issuance of restricted awards	4,917	738	4,917	738	—	—

Cash flow from financing activities	34,829	114,331	24,929	24,512	9,900	89,819
Currency Adjustments
Effect of exchange rate changes on cash	820	2,605	820	2,605	—	—
Cash
Net change in cash and cash equivalents	(119,864)	10,324	(119,864)	10,324	—	—
Beginning balance	132,809	6,205	132,809	6,205	—	—

Ending balance	$12,945	$16,529	$12,945	$16,529	$—	$—

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